                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 15, 1998



                        NATIONAL TAX CREDIT INVESTORS II
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



      California                  33-33216                     93-1017959
    ---------------              -----------                  --------------
    (State or other              (Commission                  (IRS Employer
    jurisdiction of              File Number)                 Identification
    incorporation)                                                Number)




                             9090 Wilshire Boulevard
                                    Suite 201
                         Beverly Hills, California 90211
                     Address of Principal Executive Offices



Registrant's telephone number, including area code: 310/278-2191

ITEM 5. OTHER EVENTS.

     The Registrant recently became aware through several of its limited partners that an entity identified as Bond Purchase, L.L.C. was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Interests for $105.00" dated March 15, 1998. Registrant has no further information about this "Offer to Purchase" or Bond Purchase, L.L.C. By letter dated April 18, 1998, the General Partners on behalf of the Registrant, advised the limited partners that the General Partners expressed no opinion regarding this offer. Copies of the "Offer to Purchase" and the Registrant's letter are attached hereto as exhibits.




                                    EXHIBITS


     The following exhibits are attached to this Current Report and thereby made a part thereof:

1. Copy of the "Offer to Purchase" documents as received from Registrant's limited partners.

2.   Copy of Registrant's letter to its limited partners, dated April 18, 1998.





















                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED: July 13, 1998


                                     NATIONAL TAX CREDIT INVESTORS II,
                                     A CALIFORNIA LIMITED PARTNERSHIP

                                     BY: NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                         A CALIFORNIA CORPORATION,
                                         ITS GENERAL PARTNER


                                         BY: /s/ Bruce E. Nelson
                                            ------------------------------------

                                            ITS: President
                                                --------------------------------

                   [LETTERHEAD NATIONAL TAX CREDIT INVESTORS]




April 18, 1998



RE: NATIONAL TAX CREDIT INVESTORS II


Dear Investor:


     The General Partners have been informed by a number of limited partners that they have received an unsolicited tender offer from Bond Purchase LLC offering to buy their units for $105 each. Bond Purchase LLC is not related to the General Partners and the General Partners are not participating in such tender offer.

     The General Partners cannot comment on the fairness of the price being offered by Bond Purchase LLC.

     The secondary market prices reported to us by brokers and individuals over the past six months have ranged from $375 to $500 per $1,000 unit.

     The General Partners will not approve any request for the transfer of the units or the substitution of a limited partner if it would endanger the Partnership's tax status.


                                   Sincerely,


                      National Partnership Investment Corp.
                                 General Partner



       /s/ CHARLES H BOXEMBAUM                   /s/ BRUCE E. NELSON
        Charles H Boxembaum                       Bruce E. Nelson
        Chairman of the Board                         President

BOND PURCHASE L.L.C.
P.O.Box 26730
Kansas City, MO 64196


March 15, 1998


To the Holders of Limited Partnership Interests in National Tax Credit Investors II.


RE: OFFER TO PURCHASE LIMITED PARTNERSHIP INTERESTS FOR $105.00


Dear Investor:


     We are offering you an opportunity to sell your limited partnership interests (the "Units") in National Tax Credit Investors II (the Partnership") for cash in the amount of $105.00 per Unit (which amount will be reduced by any cash distributions declared by the Partnership after the date of this letter). Our offer provides you with an opportunity to sell your Units now without the costly transfer fees and commission costs (typically up to 10%) usually paid by the seller in secondary market sales. ALL TRANSFER COSTS AND FEES WILL BE PAID BY BOND PURCHASE, L.L.C.

     We believe that it is appropriate for investors to have financial choices. Our offer gives you, the investor, the ability to make a decision about your continued involvement with the Partnership. You may no longer wish to continue with your investment in the Partnership for a number of reasons, including:

* Inability to utilize tax credits, which have been the only benefit to date. Tax credits you have previously used should not have to be recaptured due to the large partnership exemption.

* If you sell your units, 1998 will be the final year for which you receive a K-1 tax form from the partnership.

* You may be able to realize a tax loss from writing off your initial investment ($1,000 per unit) that would reduce your taxes for 1998.

* The Partnership was closed six years ago in 1992. Your money has been tied up for this long period with no cash return.

*    More immediate use for the cash tied up in your investment in the Units.

* The absence of a formal trading market for the Units and their resulting relative illiquidity.

     Our offer is limited to 3,600 of the 72,404 outstanding Units. If we were to acquire more than this amount, the administrative costs of our offer would become burdensome.

     We will accept for purchase properly documented Units on a "first-received, first-buy" basis. You will be paid promptly following confirmation of a valid, properly executed Agreement of Transfer and other required transfer documents. We will pay for all Partnership transfer fees and costs. All tenders of Units will be irrevocable and may not be rescinded or withdrawn.

     We are real estate investors who are not affiliated with the Partnership or the General Partners. The General Partners of the Partnership have not analyzed, approved, endorsed or made any recommendation as to acceptance of the offer. The purchase offer has been determined solely at the discretion of Bond Purchase, L.L.C. and does not necessarily represent the true market value of each unit. We are seeking to acquire Units for investment purposes only and not with a view to their resale.

     An Agreement of Transfer is enclosed which you can use to accept our offer. Please execute page 3 of this document, as well as the Power of Attorney. Obtain all other required signatures and return the documentation in the enclosed envelope. Please note that all signatures must be medallion guaranteed.The transfer cannot be processed without signatures that are medallion guaranteed and failure to obtain them will result in needless delays. In addition, place your Unit Certificate in the enclosed envelope. We encourage you to act immediately if you are interested in accepting or offer as only 3,600 Units will be purchased.

     OUR OFFER WILL EXPIRE AT 5:00 PM ON APRIL 30, 1998, UNLESS EXTENDED.

     Please call William Teel at (816) 421-4670 if you have any questions.

Sincerely,



Bond Purchase, L.L.C.

                              AGREEMENT OF TRANSFER
                      FOR LIMITED PARTNERSHIP INTERESTS IN
                        NATIONAL TAX CREDIT INVESTORS II


     Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers and irrevocably directs any custodian or trustee to sell, assign, transfer, convey and deliver (the "Transfer") to Bond Purchase, LLC, a Missouri limited liability company, or it's assigns (the "Purchaser"), all of the Seller's right, title and interest in Partnership Units (the "Units") of National Tax Credit Investors II, (the "Partnership"), for $105.00 per Unit, net to the Seller in cash, which amount shall be reduced by any distributions declared by the Partnership after March 15, 1998.

     Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Units under the Partnership's Certificate and Agreement of Limited Partnership, as amended (the "Partnership Agreement"). The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records or act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser of the purchase price, to receive all benefits and cash distributions, endorse Partnership checks payable to Seller and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

     The Seller hereby represents and warrants to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701 (a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units.

Agreement of Transfer
Page 2


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.

     Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

     The Seller releases and discharges the General Partners, any IRA or KEOGH Custodian, and their respective officers, shareholders, directors, employees and agents from all causes of action, claims, or demands the Seller has or may have against them resulting from their reliance on this Agreement of Transfer or any of the terms and conditions contained herein.

     The Seller hereby certifies, under penalties of perjury, that (1 ) the number shown below on this form and the Sellers Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest on dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

     The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

                             POWER OF ATTORNEY/PROXY


In conjunction with the Assignor's (seller's) Assignment of Partnership Units dated as of even date herewith, Seller irrevocably constitutes and appoints David L. Johnson and William C. Teel, or any of them, to be Seller's true and lawful special attorneys-in-fact, with full power of substitution to exercise in the name, place and stead of Seller any and all rights, interests, powers, and duties with respect to or arising out of the Seller's interest in:

NATIONAL TAX CREDIT INVESTORS II.

which Units have been assigned to Bond Purchase, L.L.C. (the"Buyer") pursuant to the Agreement of Transfer. This Power of Attorney shall include with limitation,
(1) the right to execute on behalf of Seller, all assignments, certificates, documents and instruments that may be required for the purpose of transferring the Units owned by the Seller, (2) the right to vote the Units or to require or receive an information or report with respect to the partnerships' books and records, (3) the right to endorse and cash any check made payable by the partnership to Seller on or after the date hereof, and (4) the right, if the Units are held in an IRA account or pension account, to contact the Seller's custodian and direct him to facilitate in the transfer of the Units from the Seller to Buyer Fund. This Power of Attorney is part of and hereby incorporated in the application for transfer. This Power of Attorney shall not be affected by the subsequent mental disability of the undersigned, as principal, is irrevocable and coupled with an interest, and Buyer shall not be required to post bond in any nature in connection with this Power of Attorney. This Power of Attorney shall also serve as a Letter of Authorization directing the Assignor's custodian(s) and trustee(s) to sign any documents necessary to facilitate the transfer of the units being assigned in conjunction with this Power of Attorney as required by the herein named attorneys-in-fact.



--------------------------------    --------------------------------------------
PRINT Assignor (Registered Name)    PRINT Joint Assignor or Custodian/Trustee


--------------------------------    --------------------------------------------
SIGNATURE of Assignor               SIGNATURE Jnt. Assignor or Custodian/Trustee



DATE______________, 199__           DATE_________________, 199__


Signature Medallion Guarantee       Signature Medallion Guarantee


--------------------------------    --------------------------------------------

Agreement of Transfer
Page 3


Date:_______________, 1998


----------------------------------      ----------------------------------------
(Specify Number of Units Tendered:      (Signature of Owner)
Indicate "ALL" if Number Not
Available)


                                        ----------------------------------------
                                        Place Medallion Guarantee Stamp Here


----------------------------------      ----------------------------------------
(Your Telephone Number)                 (Signature of Co-Owner)


                                        ----------------------------------------
                                        Place Medallion Guarantee Stamp Here

----------------------------------
(Your Social Security or Taxpayer ID    Bond Purchase, LLC
Number)                                 P.O. Box 26730
                                        Kansas City, MO 64196
                                        (816) 421-4670
                                        FAX (816) 221-1829

----------------------------------      Bond Purchase, LLC
(Name of IRA Custodian, if applicable)
                                        BY:
                                           -------------------------------------
                                        Its Authorized Representative


     NOTE: All signatures on this agreement must be guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, which is a participant in the Security Transfer Agent Medallion Program.